SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 20, 2005
                                                          ---------------

                         FALCON RIDGE DEVELOPMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        NEVADA                    0-28789                 84-1461919
        ------                    -------                 ----------
     jurisdiction              File Number)           Identification No.)
   of incorporation)


           5111 Juan Tabo Boulevard N.E.
              Albuquerque, New Mexico                        87111
       ----------------------------------------           ----------
       (Address of principal executive offices)           (Zip Code)


                                  505.856.6043
               --------------------------------------------------
               Registrant's telephone number, including area code



                                 Not Applicable
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ___ Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS
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1.01   Entry into a material definitive agreement                         3

2.03   Creation of a direct financial obligation or an obligation
       under an off-balance sheet arrangement of a registrant             3


Signature                                                                 4

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
----------------------------------------------------
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
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On June 20, 2005, Falcon Ridge Development, LLC. ("Falcon LLC") made available on an unsecured basis $55,000 for working capital needs of the Registrant. Falcon LLC is 51% owned by the president and chief executive officer of the Registrant, Fred M. Montano and 49% owned by Karen Y. Duran, the chief financial officer of the Registrant. Falcon LLC may make additional advances to the Registrant from time to time. It is expected that all such advances will bear interest at 8.5%, although no formal arrangements have been made. The Registrant expects to repay advances under this arrangement when it has available capital to do so.

SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FALCON RIDGE DEVELOPMENT, INC

                                                By:   /s/ Fred M. Montano
                                                      --------------------------
                                                      Fred M. Montano, President
Date: December 21, 2005


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